Filed pursuant to Rule 497(e)
Registration Nos. 333-165633 and 811-22397

IronBridge SMID Cap Fund     IBSMX

a series of IronBridge Funds, Inc.

Supplement dated February 2, 2016 to the Prospectus dated November 1, 2015 for IronBridge SMID Cap Fund.

This supplement makes the following amendment to footnote 2 of the Fees and Expenses table in the Prospectus and Summary Prospectus for IronBridge SMID Cap Fund:

(2)
IronBridge Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the SMID Cap Fund to the extent necessary to ensure that the SMID Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the SMID Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2016, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2016, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the SMID Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

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Please retain this supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-165633 and 811-22397

IronBridge Small Cap Fund	IBSCX

IronBridge SMID Cap Fund	IBSMX

IronBridge Global Fund	IBGFX

IronBridge Large Cap Fund	IBLCX

Supplement dated February 2, 2016 to the Statement of Additional Information dated November 1, 2015 for IronBridge Funds, Inc.

The following replaces language in the Statement of Additional Information under the heading “Portfolio Holdings Disclosure Policy”:

1.	The second bullet point of the section is revised to read:

•	The Funds’ full portfolio holdings as of quarter-end will be posted on the Company’s website on or after the 15th day after quarter-end.
2.	The fifth bullet point of the section is revised to read:

•	The portfolio holdings as of each quarter-end for the Funds may be disclosed to the rating agencies listed below on or after the 15th day after quarter-end.

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Please retain this supplement for future reference.